                                                                  EXHIBIT 10.1.2

                       Brookdale Provident Properties, LLC
                       330 North Wabash Avenue, Suite 1400
                             Chicago, Illinois 60611

                                 March 28, 2005

PSLT BLC Properties Holdings, LLC
c/o Provident Senior Living Trust
600 College Road East, Suite 3400
Princeton, New Jersey  08540
Attention:  General Counsel

Ladies and Gentlemen:

      Reference is made to the Agreement Regarding Leases dated October 19, 2004 (as amended, altered or modified from time to time, the "ARL Agreement"), by and between, among others, PSLT-BLC Properties Holdings, LLC ("PSLT-BLC Holdings") and Brookdale Provident Properties, LLC ("BLC Holdings"). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the ARL Agreement.

      1. BLC Holdings hereby irrevocably waives (collectively, the "Waivers"):
(a) all of its rights under Paragraph 14 of the ARL Agreement with respect to any and all of the Facilities and the Ownership Interests; and (b) all of its rights under Paragraph 35 of the ARL Agreement with respect to any and all facilities that Provident Senior Living Trust, PSLT-BLC Properties Holdings or any of their respective Subsidiaries may from time to time acquire. Each of BLC Holdings and its Affiliates hereby forever releases PSLT-BLC Holdings from its obligations under Paragraphs 14 and 35 of the ARL Agreement.

      2. As of the effective date of the Waivers and in lieu of Paragraph 14 of the ARL Agreement, PSLT-BLC Holdings hereby grants to BLC Holdings a right of first refusal with respect to the Facilities and the Ownership Interests on the terms and subject to the conditions set forth in Schedule A hereto.

      3. This letter is being executed by PSLT-BLC Holdings at the request of BLC Holdings. This letter shall not amend, alter or modify in any way any of the obligations of the Net Tenants under the Property Leases nor does Provident or any of its Affiliates waive any provision of any of the Property Leases or any rights that they may have thereunder. Except as expressly provided herein, all of the terms and provisions of the ARL Agreement shall remain in full force and effect and no amendment, alteration or modification thereto is made (nor does any party hereto waive any provision of the ARL Agreement or any right that it may have thereunder).

      4. This letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to any conflicts of law principles of such state that might refer the governance, construction or interpretation of such agreements to the laws of another jurisdiction.

                                            BROOKDALE PROVIDENT PROPERTIES, LLC

                                            By: /s/ R. Stanley Young
                                               -------------------------
                                               R. Stanley Young
                                               Vice President

Acknowledged and agreed as of
the date first written above:

PSLT-BLC PROPERTIES HOLDINGS, LLC

By:   PSLT OP, L.P.,
      a Delaware limited partnership,
      its sole member

      By:   PSLT GP, LLC,
      a Delaware limited liability company,
      its sole general partner

            By:   Provident Senior Living Trust,
                  a Maryland real estate
                  investment trust,
                  its sole member

                  By: /s/ Saul A. Behar
                     -------------------------
                     Saul A. Behar
                     Senior Vice President

Solely as to Paragraph (c) of Schedule A attached hereto:

PROVIDENT SENIOR LIVING TRUST

By: /s/ Saul A. Behar
   ------------------------
   Saul A. Behar
   Senior Vice President

Copies to:

Brookdale Living Communities, Inc.
330 N. Wabash Avenue, Suite 1400
Chicago, Illinois 60611
Attention:  General Counsel
Telephone:  (312) 977-3760
Facsimile:  (312) 977-3769

Burke, Warren, MacKay & Serritella, P.C.
330 North Wabash Avenue, 22nd Floor
Chicago, Illinois 60611
Attention:  Douglas E. Wambach, Esq.
Telephone:  (312) 840-7019
Facsimile:  (312) 840-7900

Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019
Attention:  Scott Freeman, Esq.
Telephone:  (212) 839-7358
Facsimile:  (212) 839-5599

                                   Schedule A

                             Right of First Refusal

      (a) Right of First Refusal. Subject to Paragraph (c) of this Schedule A and the rights of any Facility Mortgagee at such time to consent to or otherwise approve any such purchase, and provided that there is neither an Event of Default existing under the ARL Agreement nor a Management Termination Event existing under Paragraph 28(a)(ii) of the ARL Agreement at any of the following times: (x) the time that PSLT-BLC Holdings delivers the ROFR Notice (as defined below), (y) the time that BLC Holdings delivers the Purchase Notice (as defined below) or (z) the time of the Option Closing (as defined below), then, during and only during the Initial Term, if PSLT-BLC Holdings shall receive a bona fide third party offer, which it desires to accept (the "Offer"), to purchase any or all of the Facilities that are subject to Property Leases and the ARL Agreement (the Facilities subject to such Offer being referred to hereinafter as the "Purchase Notice Facilities"), (A) PSLT-BLC Holdings shall give written Notice of such Offer to BLC Holdings within ten (10) days after it decides it wishes to accept such offer, together with a copy of the Offer (the "ROFR Notice"), which ROFR Notice shall state the purchase price for each of the Purchase Notice Facilities covered by such Offer (the "Purchase Price") and the other conditions, if any, on which the sale contemplated by the Offer is to be effected, and (B) BLC Holdings shall have the right (the "ROFR"), exercisable by irrevocable written Notice to PSLT-BLC Holdings within five (5) days following receipt of the Purchase Notice (the "Purchase Notice"), to purchase all but not fewer than all of the Purchase Notice Facilities for the applicable Purchase Price and, except as otherwise expressly provided in Paragraph (b) of this Schedule A, otherwise on the same terms and conditions set forth in the Purchase Notice (or to purchase PSLT-BLC's Holdings' limited liability company interests, partnership interests or other owner interests in the Provident Lessors under the Property Leases affecting such Purchase Notice Facilities (the "Ownership Interests") on such terms and conditions), in each case, subject to the Facility Mortgages. If BLC Holdings fails to deliver the Purchase Notice within such five
(5) day period, BLC Holdings will be deemed to have declined to exercise its rights under this Schedule A with respect to the Offer. Within three (3) Business Days following the delivery of the Purchase Notice, BLC Holdings shall cause to be delivered to PSLT-BLC Holdings a non-refundable (except as provided below) deposit in the amount of two percent (2%) of the Purchase Price, which amount shall be payable in immediately available funds. If BLC Holdings fails to deliver the Deposit within such three (3) Business Day period, BLC Holdings will be deemed to have declined to exercise its rights under this Schedule A with respect to the Offer. The closing (the "Option Closing") of the purchase of the Purchase Notice Facilities (or the applicable Ownership Interests) specified in a Purchase Notice shall occur as promptly as practicable following the delivery of the Purchase Notice, but in no event later than sixty (60) days following the date of delivery of such Purchase Notice (the "Outside Closing Date"). The date on which the Option Closing occurs is herein referred to as the Option Closing Date. If BLC Holdings timely delivers the Purchase Notice under this Paragraph
(a) of this Schedule A, then, on the Option Closing Date, PSLT-BLC Holdings shall cause the Provident Lessors to transfer to BLC Holdings or its designee all of the Provident Lessors' right, title and interest in and to the Purchase Notice Facilities (or

PSLT-BLC Holdings shall transfer the applicable Ownership Interests) upon receipt by PSLT-BLC Holdings of the Purchase Price, in accordance with Paragraph
(b) of this Schedule A; provided, however, that, if the Option Closing does not occur prior to or on the Outside Closing Date, (i) PSLT-BLC Holdings shall have no obligation to transfer any of the Purchase Notice Facilities to BLC Holdings,
(ii) if the Option Closing did not occur as a result of any failure of the conditions specified in clauses (iv)(A), (v)(A) and (only with respect to the inability of BLC Holdings to procure a title insurance policy of the type described in the last sentence thereof), (viii) of Paragraph (b) of this Schedule A, PSLT-BLC Holdings shall refund the Deposit to BLC Holdings and (iii) subject to clause (ix) of Paragraph (b) of this Schedule A, BLC Holdings shall continue to have its rights under this Schedule A with respect to the Purchase Notice Facilities as if the Offer was never made. If BLC Holdings declines (or is otherwise deemed to have declined) to exercise its rights under this Schedule A with respect to the Offer, PSLT-BLC Holdings may sell the Purchase Notice Facilities substantially on the same terms and conditions set forth in the ROFR Notice (provided that the purchase price to be paid in such transaction is at least 95% of the Purchase Price specified in the ROFR Notice), and BLC Holdings shall have no rights under this Schedule A with respect to such sale. If the Purchase Notice Facilities are not sold pursuant to the Offer or as otherwise as permitted by this Schedule A, BLC Holdings shall continue to have its rights under this Schedule A with respect to the Purchase Notice Facilities as if the Offer was never made. Notwithstanding the foregoing, PSLT-BLC Holdings may at any time prior to the Option Closing solicit offers from third parties to purchase, and consummate any purchase and sale of, the Purchase Notice Facilities (or the applicable Ownership Interests) covered by a Purchase Notice, including pursuant to the Offer, and BLC Holdings shall have no rights under this Schedule A with respect to any such offer or any such purchase and sale; provided, however, that PSLT-BLC Holdings shall pay to BLC Holdings an amount equal to two (2) times the Deposit (which payment includes a refund of the Deposit), in immediately available funds, concurrently with the consummation of such purchase and sale to a third party.

      (b) Provisions Relating to the Exercise of Right of First Refusal. In connection with BLC Holdings' exercise of the ROFR to purchase the Purchase Notice Facilities (or the applicable Ownership Interests) in accordance with Paragraph (a) of this Schedule A, the following shall apply to the Option
Closing:

            (i) Either (A) the Provident Lessors shall execute and deliver to BLC Holdings (or to BLC Holdings' designee) at BLC Holdings' cost and expense a special warranty deed with respect to each of the Purchase Notice Facilities, a bill of sale with respect to the Related Personal Property (as defined in the Property Leases) and any other assignment or agreement transferring all right, title and interest of the Provident Lessors in the Purchase Notice Facilities, including, without limitation, any contracts, agreements and/or documents related in any manner to the operation of the Purchase Notice Facilities, in each case in recordable form in the relevant jurisdiction, if required, but with no representation or warranty of any kind by any Provident Lessor except as to the absence of any Liens attributable to any Provident Lessor (other than any Facility Mortgages), or (B) PSLT-BLC Holdings shall execute and deliver an assignment of Ownership Interests with respect to each Provident Lessor of the Purchase Notice

Facilities, but with no representation or warranty of any kind by any PSLT-BLC Holdings except as to the absence of any Liens attributable to PSLT-BLC Holdings (other than any Facility Mortgages);

            (ii) The Purchase Notice Facilities or the applicable Ownership Interests shall be conveyed to BLC Holdings or its designee "AS IS" and in their then present condition. PSLT-BLC Holdings and the Provident Lessors each hereby specifically disclaims any warranty (oral or written) concerning: (A) the nature and condition of the Purchase Notice Facilities and the suitability thereof for any and all activities and uses that BLC Holdings or its designee or any tenant or occupant may elect to conduct thereon; (B) the manner, construction, condition and state of repair or lack of repair of any improvements located thereon; (C) the nature and extent of any right-of-way, lien, encumbrance, license, reservation, condition or otherwise; (D) the compliance of the Purchase Notice Facilities or their operation with any laws, rules, ordinances, or regulations of any government or other body; and (E) any other matter whatsoever (EACH OF BLC HOLDINGS AND THE BROOKDALE LESSEES EXPRESSLY ACKNOWLEDGES THAT, IN CONSIDERATION OF THE AGREEMENTS OF PSLT-BLC HOLDINGS HEREIN, PSLT-BLC HOLDINGS AND THE PROVIDENT LESSORS MAKE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, TO OR FOR THE BENEFIT OF BLC HOLDINGS OR ANY OF THE BROOKDALE LESSEES AND CONCERNING ALL OR ANY PORTION OF THE PURCHASE NOTICE FACILITIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF QUANTITY, QUALITY, CONDITION, HABITABILITY, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ALL OR ANY PORTION OF THE PURCHASE NOTICE FACILITIES, ANY IMPROVEMENTS LOCATED THEREON, AND ANY SOIL CONDITIONS RELATED THERETO. EACH OF BLC HOLDINGS AND THE BROOKDALE LESSEES SPECIFICALLY ACKNOWLEDGES AND AGREE THAT IT IS NOT RELYING ON (AND PSLT-BLC HOLDINGS AND THE PROVIDENT LESSORS HEREBY DISCLAIM AND RENOUNCE) ANY REPRESENTATIONS, WARRANTIES OR COVENANTS OF ANY KIND OR NATURE WHATSOEVER MADE BY, OR ON BEHALF OF, PSLT-BLC HOLDINGS OR THE PROVIDENT LESSORS AND RELATING TO ALL OR ANY PORTION OF THE PURCHASE NOTICE FACILITIES OTHER THAN THE SPECIAL WARRANTIES CONTAINED IN THE DEED, IF ANY);

            (iii) PSLT-BLC Holdings and the Provident Lessors shall execute and deliver to BLC Holdings or its designee and to the title insurance company issuing title insurance in connection with such transaction a customary title affidavit in form and substance reasonably acceptable to PSLT-BLC Holdings, the applicable Provident Lessor and the title insurance company, including, without limitation, with respect to the absence of Liens attributable to PSLT-BLC Holdings or the Provident Lessors (other than any Facility Mortgages);

            (iv) If BLC Holdings or its designee assumes any Facility Mortgage in connection with the purchase of the Purchase Notice Facilities or the applicable Ownership Interests, (A) BLC Holdings or its designee shall provide all information requested by any Facility Mortgagee in connection with any consents required under the applicable Facility Mortgages and shall obtain any such consents in advance of the Option Closing (and PSLT-BLC Holdings shall use commercially reasonable efforts to cooperate with same), it being intended that obtaining such consents shall be a condition to the Option Closing, (B) PSLT-BLC Holdings shall, or shall cause the applicable Provident Lessors to, execute and deliver such assignments of the applicable Facility Mortgages (including, without limitation, all rights in and to any reserve or escrow held by the applicable Facility Mortgagee (except for principal reserve escrows)) as shall be necessary to evidence the applicable Provident Lessor's assignment of, and the applicable assignee's assumption of, the applicable Facility Mortgages, (C) BLC Holdings shall pay or cause to be paid all costs and expenses in connection with obtaining the applicable Facility Mortgage consents and in connection with the assignment and assumption of the applicable Facility Mortgage, including, without limitation, assumption fees, rating agency fees, reasonable attorneys' fees (of the applicable Facility Mortgagees, any rating agencies, BLC Holdings and PSLT-BLC Holdings) and any premiums, fees or penalties incurred in connection therewith, and (D) BLC Holdings shall receive a credit against the Purchase Price in an amount equal to (x) the outstanding principal balance of the applicable Facility Mortgages assumed less (y) any principal reserve escrows which are and shall at all times remain the property of PSLT-BLC Holdings or the applicable Provident Lessor. PSLT-BLC Holdings or the applicable Provident Lessors shall assign to BLC Holdings or its designee all rights and interests in and to any escrow reserves (other than principal reserve escrows) then held by the applicable Facility Mortgagee(s) which have been funded by BLC Holdings or the applicable Brookdale Lessee for application to future payments under such Facility Mortgage(s);

            (v) Should BLC Holdings or its designee cause the repayment, prepayment or defeasance of any Facility Mortgage in connection with the purchase of the Purchase Notice Facilities or the applicable Ownership Interests, (A) BLC Holdings shall be obligated to procure, in advance of the Option Closing, from the applicable Facility Mortgagees or the trustee in any securitization in which any Facility Mortgage is included, any and all release or defeasance documents necessary in connection with such repayment, prepayment of defeasance, as the case may be (and PSLT-BLC Holdings shall use commercially reasonable efforts to cooperate with same), it being intended that obtaining such release or defeasance documents shall be a condition to the Option Closing,
(B) BLC Holdings shall pay or cause to be paid all costs and expenses in connection with such repayment, prepayment or defeasance, as the case may be, including, without limitation, prepayment penalties or premiums, any deposits required in connection with a defeasance, rating agency fees, reasonable attorneys' fees (of the applicable Facility Mortgagees, any trustee in a securitization, any rating agencies, BLC Holdings and PSLT-BLC Holdings) and any other premiums, fees or penalties incurred in connection therewith, and (C) BLC Holdings shall indemnify PSLT-BLC Holdings, the applicable Provident Lessors and their respective directors, employees and agents from and against any and all claims relating to or arising out of any such prepayment, repayment or defeasance. The indemnity provisions of this Paragraph (b) shall survive the termination of this Schedule A and the ARL Agreement;

            (vi) PSLT-BLC Holdings shall execute such other documents reasonably requested by BLC Holdings or its designee or otherwise required by applicable law, to effect a transfer of the Purchase Notice Facilities or the applicable Ownership Interests and title thereto;

            (vii) To the extent applicable, PSLT-BLC Holdings and BLC Holdings shall apportion any costs or expense items relating to the Purchase Notice Facilities, whether real estate taxes, operating expenses or otherwise, taking into account that if and to the extent that, as of the Option Closing, PSLT-BLC Holdings or any Provident Lessor has paid any bills for any ownership expenses incurred (prior to the Option Closing) in connection with the ownership and operation of the Purchase Notice Facilities and, under the terms of the applicable Property Leases, any Brookdale Lessee would be required to reimburse the applicable Provident Lessor for some or all of such expenses, then at the Option Closing, BLC Holdings shall be required to pay to PSLT-BLC Holdings, in addition to the Purchase Price, any such accrued operating expenses (including, but not limited to, real estate taxes) for which the Brookdale Lessees are responsible under the applicable Property Leases; provided, further, however, that PSLT-BLC Holdings or the applicable Provident Lessors shall assign or cause to be assigned and promptly delivered, without adjustment to the Purchase Price, any real estate tax, insurance or capital expenditures impounds, escrows or reserves (other than principal reserve escrows) which have been funded by BLC Holdings or the applicable Brookdale Lessees and which are held by PSLT-BLC Holdings, any Provident Lessors or any Facility Mortgagee;

            (viii) BLC Holdings shall pay any and all costs and expenses, of any nature whatsoever, incurred in connection with the consummation of any purchase pursuant to this Schedule A, including, without limitation, reasonable attorneys' fees (of BLC Holdings and PSLT-BLC Holdings), any title search fees, title insurance commitment fees, the cost of any title insurance policy, any transfer taxes, any recording fees, mortgage or documentary taxes or stamps, any brokerage commissions, closing or escrow fees, and survey costs. BLC Holdings acknowledges, however, that PSLT-BLC Holdings has no obligation to deliver title insurance (or pay any premium for title insurance) or a survey of any of the Purchase Notice Facilities to BLC Holdings, provided that it shall be a condition precedent to closing that BLC Holdings or its designee, at its election, is able to procure a title insurance policy for each Facility insuring title in the name of BLC Holdings or its designee, as applicable, absent monetary liens attributable to PSLT-BLC Holdings and the Provident Lessors (other than any Facility Mortgages);

            (ix) If BLC Holdings fails timely to perform or satisfy any of its obligations imposed under this Schedule A with respect to any Purchase Notice, including, but not limited to, its obligation to timely consummate the purchase of the Purchase Notice Facilities by the Outside Closing Date (for any reason other than a default by PSLT-BLC Holdings under this Schedule A), then the ARL Agreement and the Property Leases shall continue; provided, however, that this Schedule A shall terminate and be of no further force and effect with respect to any and all Facilities (whether or not then a Purchase Notice Facility), and BLC Holdings shall reimburse PSLT-BLC Holdings for all reasonable out-of-pocket costs and expenses incurred by

PSLT-BLC Holdings and/or any Provident Lessor subsequent to BLC Holdings giving the applicable Purchase Notice;

            (x) At all times from the date on which BLC Holdings delivers the Purchase Notice until the Option Closing, the ARL Agreement and the applicable Property Leases shall remain in full force and effect. Upon the consummation of the Option Closing pursuant to this Schedule A, at the option of BLC Holdings or its designee, (A) the Provident Lessors shall assign all of their right, title and interest in the applicable Property Leases to BLC Holdings or its designee, as applicable, and (B) the ARL Agreement with respect to the transferred Purchase Notice Facilities and the applicable Property Leases shall be terminated by the parties except for those specific provisions which, by their express terms, survive such a termination, provided, however, that the Provident Lessors shall not have any obligation to assign their interests as provided in clause (A) of this Paragraph (b)(x) unless BLC Holdings or its designee and the Brookdale Lessees deliver to PSLT-BLC Holdings and the Provident Lessors a release of their respective obligations under the Property Leases and the ARL Agreement with respect to the transferred Purchase Notice Facilities, in form and substance acceptable to PSLT-BLC Holdings and the Provident Lessors.

      (c) Limited Application. Notwithstanding anything to the contrary in the ARL Agreement or this Schedule A, this Schedule A applies solely to direct sales to third parties of (i) any or all of the Facilities and (ii) all or substantially all of (x) the Ownership Interests of any of the Provident Lessors that is subject to a Property Lease and the ARL Agreement and (y) the limited liability company interests of PSLT-BLC Holdings; it being understood that this Schedule A shall not apply to any indirect transfers of the Facilities and the Ownership Interests (except for the direct sale to a third party of all or substantially all of the limited liability company interests of PSLT-BLC Holdings) or the limited liability company interests of PSLT-BLC Holdings, whether achieved through (x) any sale, transfer or other disposition of capital stock or other ownership interest or securities, or all or substantially all of the assets, of PSLT OP, L.P. (including, without limitation, pursuant to any merger, consolidation, conversion or other similar transaction), or (y) any sale, transfer or other disposition of capital stock or other ownership interest or securities, or all or substantially all of the assets, of Provident Senior Living Trust (including, without limitation, pursuant to any merger, consolidation, conversion or other similar transaction), or to any transfer, whether direct or indirect, among Affiliates of Provident Senior Living Trust. Provident Senior Living Trust hereby agrees that to the extent that the Facilities are transferred to any other direct or indirect subsidiary of Provident Senior Living Trust, such Facilities and the Ownership Interests therein shall remain subject to the terms of this Schedule A.

Acknowledged and agreed as of the date first written above by each of the Brookdale Lessees:

   BLC-SPRINGS AT EAST MESA, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-WOODSIDE TERRACE, L.P.,
         a Delaware limited partnership

   By:   BLC-Woodside Terrace, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-ATRIUM OF SAN JOSE, L.P.,
         a Delaware limited partnership

   By:   BLC-Atrium of San Jose, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

   By:   BLC-Brookdale Place of San Marcos, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

   BLC-GABLES AT FARMINGTON, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       -------------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-CHATFIELD, LLC,
         a Delaware limited liability company

      By: /s/ R. Stanley Young
          ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC., a Delaware corporation

      By: /s/ R. Stanley Young
          ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-THE HALLMARK, LLC,
         a Delaware limited liability company

      By: /s/ R. Stanley Young
          ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-KENWOOD OF LAKE VIEW, LLC,
         a Delaware limited liability company

      By: /s/ R. Stanley Young
          ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-THE HERITAGE OF DES PLAINES, LLC,
         a Delaware limited liability company

      By: /s/ R. Stanley Young
          ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

   BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC,
         a Delaware limited liability company

      By: /s/ R. Stanley Young
          ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-DEVONSHIRE OF LISLE, LLC,
         a Delaware limited liability company

      By: /s/ R. Stanley Young
          ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-THE WILLOWS, LLC,
         a Delaware limited liability company

      By: /s/ R. Stanley Young
          ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-HAWTHORNE LAKES, LLC,
         a Delaware limited liability company

      By: /s/ R. Stanley Young
          ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-THE BERKSHIRE OF CASTLETON, L.P.,
         a Delaware limited partnership

   By:   BLC-The Berkshire of Castleton, LLC,
         a Delaware limited liability company, its general partner

            By: /s/ R. Stanley Young
                ----------------------------
               Name:  R. Stanley Young
               Title: Vice President

   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

   BLC-RIVER BAY CLUB, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-EDINA PARK PLAZA, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-BRENDENWOOD, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-PONCE DE LEON, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-THE GABLES AT BRIGHTON, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       ----------------------------
         Name:  R. Stanley Young
         Title: Vice President

   BLC-PARK PLACE, LLC,
         a Delaware limited liability company

   By: /s/ R. Stanley Young
       ----------------------------
         Name:  R. Stanley Young
         Title: Vice President